RAMP Series 2002-RS5 Trust

        Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS5

                           $570,399,000 (Approximate)

                              Subject to Revision


                  September 17, 2002 - Computational Materials



Copyright 2002 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any
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its own independent  decisions regarding any securities or financial instruments
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generally  act as a market  maker in the  financial  instruments  of any  issuer
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jurisdiction unless governing law permits otherwise.

The analysis in this report is based on collateral information provided by Residential Funding Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or
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to keep you advised of such changes.  These  materials have been provided to you
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the merits of investing  in the  securities  described  herein.  Any  investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

JPMORGAN

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________



New Issue Computational Materials

$570,399,000 (Approximate)

RAMP Series 2002-RS5 Trust
Issuer

Residential Asset Mortgage Products, Inc.
Depositor

Residential Funding Corporation
Master Servicer

Mortgage Asset-Backed Pass-Through Certificates
Series 2002-RS5

September 17, 2002

Expected Timing:      Pricing Date:       On or about September [19], 2002
                      Settlement Date:    On or about September [27], 2002
                      First Payment       October 25, 2002
                      Date:


Structure:            Group I:            $410.6 million surety structure
                      Group II:           $159.8 million surety structure
                      Rating Agencies:    Moody's and Standard & Poor's


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________


                               Structural Summary

                               September 17, 2002

                           RAMP Series 2002-RS5 Trust

                           $570,399,000 (Approximate)

                              Subject to Revision


Characteristics of the Certificates (1), (2), (3)

-------- ---------- ----------- --------- ----------- ------------- -------------- ---------------- ------------- ------------

                      Ratings      Bond     Payment      Interest   WA Life (yrs.)    Pmt. Window     Exp. Mat.      Final
                                             Delay       Accrual    To Call/to Mat.      (mos.)          (mos.)     Scheduled
 Class             (S&P/Moody's)   Type      (days)       Basis                    to Call/# of mos.  to Call/      Maturity
           Amount                                                                                        toMat.

            ($)
-------- ---------- ----------- --------- ----------- ------------- -------------- ---------------- ------------- ------------
-------- ---------- ----------- --------- ----------- ------------- -------------- ---------------- ------------- ------------

A-I-1  $136,200,000  AAA / Aaa  Floating       0       Actual/360    0.95 / 0.95      1 - 21 / 21   6/04 / 6/04   April 2019

                                   (4)

A-I-2    35,700,000  AAA / Aaa    Fixed        24        30/360      2.00 / 2.00      21 - 27 / 7     12/04 /     March 2022

                                                                                                       12/04

A-I-3    83,200,000  AAA / Aaa    Fixed        24        30/360      3.00 / 3.00     27 - 47 / 21   8/06 / 8/06    July 2027
A-I-4    64,400,000  AAA / Aaa    Fixed        24        30/360       5.00 / 5.00    47 - 78 / 32   3/09 / 3/09    Sept 2030
A-I-5    50,099,000  AAA / Aaa    Fixed        24         30/360     8.29 / 10.40    78 - 104 / 27   5/11 / 12/20  Sept 2032
A-I-6    41,000,000  AAA / Aaa  Fixed -        24         30/360      6.45 / 6.56    37 - 104 / 68   5/11 / 10/20  Sept 2032
                                   NAS
A-I- IO   Notional   AAA / Aaa    Fixed        24         30/360      1.01 / 1.01     1 - 30 / 30    3/05 / 3/05  March 2005
A-II     159,800,000 AAA / Aaa  Floating       0        Actual/360    3.03 / 3.29     1 - 94 / 94    7/10 / 12/19  Sept 2032

                                   (5)

Total    $570,399,000


-------- ---------- ----------- --------- ----------- ------------- ------------
(1)  Class sizes subject to a 10% variance.

(2)  Pricing Prepayment Speed Assumption:

          Fixed Rate Mortgage Loans: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter) Adjustable Rate Mortgage Loans: 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter)

(3) Each Certificate is illustrated as priced to both (i) the 10% clean-up call of the related Loan Group and (ii) to the maturity of the related Loan Group.

(4) The lesser of (i) one-month LIBOR plus the related margin and (ii) the weighted average of the net mortgage rates of the group I mortgage loans, adjusted for the interest payable to the Class A-I-IO Certificates from October 2002 through March 2005.

(5) The lesser of (i) one-month LIBOR plus the related margin, (ii) Group II Net WAC Cap and (iii) 14.00% per annum.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________



Issuer: RAMP Series 2002-RS5 Trust

Certificates: The Class A-I Certificates are primarily backed by first lien, fixed-rate mortgage loans (the "Group I Loans").

     The  Class  A-II   Certificates   are  primarily   backed  by  first  lien,
     adjustable-rate mortgage loans (the "Group II Loans").

Underwriters:  J.P.  Morgan  Securities  Inc.,  Salomon  Smith  Barney Inc.  and
     Residential Funding Securities Corporation

Depositor: Residential Asset Mortgage Products, Inc. ("RAMP")

Master  Servicer:   Residential  Funding  Corporation  (the  "Seller",   "Master
     Servicer" or "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Subservicer:  Primary  servicing  will  be  provided  by  HomeComings  Financial
     Network, Inc. ("HomeComings") with respect to approximately 85.39% of the Loan Group I Loans and 68.35% of the Loan Group II Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Certificate Insurer: Ambac Assurance Corporation ("Ambac"), rated Aaa by Moody's and AAA by Standard & Poor's.

Trustee: Bank One National Association

Prepayment  Assumption:  Group I - 23% HEP (2.3% CPR in month 1, building to 23%
     CPR by month 10, and remaining constant at 23% CPR thereafter)

     Group II - 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter)


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________



Cut-Off Date: The information presented is based upon the Cut-off Date of September 1, 2002. The weighted average mortgage loan characteristics presented herein are not expected to materially change at closing.

Distribution Dates: 25th of each month (or the next the business day if such a day is not a business day) commencing in October 2002.

Form of Certificates: Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: $25,000 and integral multiples of $1 in excess thereof.

ERISAConsiderations: All of the Class A Certificates are expected to be ERISA-eligible.

LegalInvestment:   The  Certificates   will  not  constitute   "mortgage-related
     securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Tax  Status: REMIC election.


Collateral Description: Two groups: Group I (fixed) and Group II (adjustable).

     Loan Group I will consist primarily of first lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $410,599,758 as of the Cut-off Date.

     Loan Group II will consist primarily of first lien, adjustable-rate mortgage loans with an aggregate principal balance of approximately $159,800,740 as of the Cut-off Date.

     The mortgage loans were underwritten to a wide variety of underwriting standards under several different programs, more fully described in the Prospectus Supplement. The mortgage loans will consist primarily of Program Exception Loans, which were intended for RFC's Jumbo A, Alt-A, Subprime or First-Lien High LTV programs but were not included in any respective securitization for various reasons, including the failure to meet the appropriate underwriting guidelines. The Trust will also consist of a portion of seasoned mortgage loans.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________


Optional Call: If the aggregate principal balance of either Group I or Group II falls below 10% of the original principal balance of the respective group ("Optional Call Date"), the Master Servicer may terminate the trust with respect to that loan group. The optional calls are independent of each other.

Credit Enhancement:

A. Ambac Wrap. Ambac will guarantee: (a) interest on each class of the Class A Certificates at the related Pass-Through Rate, (b) the amount of any losses allocated to the Class A Certificates not covered by excess cash flow or overcollateralization, and (c) the payment of principal on the Class A Certificates (except for the Class A-IO Certificates) by no later than the [September 2032] distribution date.

B.  Overcollateralization ("OC")

                                       Group I           Group II
Initial (%Orig.)                        0.00%              0.00%
OC Target (% Orig.)                     0.50%              3.75%
Stepdown OC Target (% Current)           N/A               7.50%
OC Floor (% Orig.)                      0.50%              0.50%
OC Holiday                             6 months          6 months


C. Cross-collateralization. The trust provides for cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of OC in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.


D.  Excess Spread

     Group I: Initially equal to approximately 220 bps per annum (before losses) and is expected to be available to build OC starting on the April 2003 Distribution Date.

     Group II: Initially equal to approximately 604 bps per annum (before losses) and is expected to be available to build OC starting on the April 2003 Distribution Date.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________


Interest Accrual Period: Classes A-I-2 through A-I-6 and Class A-I-IO: the calendar month preceding the current Distribution Date on a 30/360 basis.

     ClassA-I-1 and Class A-II: from and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.

Pass-Through Rates:

     GroupI:  Pass-Through  Rates:  On each  Distribution  Date, the Class A-I-1
          Pass-Through Rate will be a per annum rate equal to the lesser of (x) One-Month LIBOR plus __% (the "Class A-I-1 Margin"), and (y) the Group I Adjusted Net WAC Cap Rate.

          For all Class A-I Certificates (other than the Class A-I-1 Certificates) interest will accrue at a fixed rate, which is the lesser of (a) the fixed rate coupon and (b) the Group I Adjusted Net WAC Cap.

          The Pass-Through Rate on the Class A-I-5 Certificates will increase by 0.50% per annum on and after the second Distribution Date after the first possible Optional Call Date.

     GroupII: Pass-Through Rate: The Class A-II Pass-Through Rate will be a per annum rate equal to the least of (x) One-Month LIBOR plus __% (the "Class A-II Margin"), and for any Distribution Date on and after the second Distribution Date following the first Optional Call Date, One-Month LIBOR plus 2 times the Class A-II Margin, (y) 14%, and (z) the Group II Net WAC Cap Rate.

GroupI Adjusted WAC Cap:With  respect to any  Distribution  Date and the Group I
     Certificates, the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans ("Group I Net WAC Cap"), adjusted for the interest payable to the Class A-I-IO Certificate from the October 2002 Distribution Date through the March 2005 Distribution Date.

ClassA-I-1 Net WAC Cap:The  product of (x) the Group I Adjusted  Net WAC Cap and
     (y) a fraction, the numerator of which is 30, the denominator of which is the actual number of days in the related interest accrual period.

GroupII Net WAC Cap: With respect to any Distribution  Date and the Group II
     Certificates, the product of (x) the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans, and (y) a fraction, the numerator of which is 30, the denominator of which is the actual number of days in the related interest accrual period.

     For any Distribution Date on which the Pass-Through Rate on the Class A-II Certificates is limited to the Group II Net WAC Cap, the resulting shortfall will carry forward with interest, thereon, subject to a maximum of [14%] ("Basis Risk Shortfall Carry-Forward Amount").

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________


A-I-IO Certificate: The notional principal balance will be equal to the lesser of (i) the schedule found in Exhibit 1 (see pg. 7); and (ii) the aggregate principal balance of the Group I mortgage loans as of the end of the preceding due period.

Weighted Average Monthly Fees:  Master servicing fee and  sub-servicing  fee of:

     0.32% for Group I
     0.52% for Group II

     Policy premium as stated in the underlying documents.

Net  Mortgage  Rate:  With respect to any mortgage loan, the mortgage rate minus
     (a) the master servicing fee, (b) the sub-servicing fee and (c) an amount in respect of the Policy premium.

Compensating Interest:The Master Servicer will be required to cover prepayment interest shortfalls in full up to either (i) the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer plus reinvestment income for such distribution date, or (ii) Excess Cash Flow, subject to the priority of distribution for Excess Cash Flow.

GroupI Principal Distributions: Group I available principal will be distributed first to the Class A-I-6 Certificates in an amount equal to the Class A-I-6 Lockout Distribution Amount for that distribution date (refer to the underlying table). The remaining amounts will be paid to the Class A-I-1 Certificates, the Class A-I-2 Certificates, the Class A-I-3 Certificates, the Class A-I-4 Certificates, the Class A-I-5 Certificates and then the Class A-I-6 Certificates in that order, until paid in full.

     Class A-I-6 Lockout Distribution Amount: For any distribution date, the product of (x) the Class A-I-6 Lockout Percentage for that distribution date and (y) the Class A-I-6 pro rata Distribution Amount for that distribution date. In no event shall the Class A-I-6 Distribution Amount for a distribution date exceed the Principal Distribution Amount for Loan Group I for that distribution date.

     Class A-I-6 Lockout Percentage

         Distribution Dates                                  Lockout
                                                           Percentage
         Oct. 2002 through and including                       0%
         Sept. 2005
         Oct. 2005 through and including                       45%
         Sept. 2007
         Oct. 2007 through and including                       80%
         Sept. 2008
         Oct. 2008 through and including                      100%
         Sept. 2009
         Oct. 2009 and thereafter                             300%

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________


GroupII  Principal   Distributions:   Group  II  available   principal  will  be
     distributed to the Class A-II Certificates until Distributions: paid in full.

GroupII Stepdown The later to occur of (x) the  Distribution  Date in April 2005 and (y) the first Date: Distribution Date on which the related overcollateralization amount immediately prior to that Distribution Date is equal to or greater than 7.50% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the end of the preceding due period.

Priority of Payments: Payments to the certificateholders will be made from the available amount from each loan group as follows:

     (1)  Distribution of interest to the related Class A Certificates

     (2) Distribution of principal to the related Class A Certificates, other than the Class A-I-IO Certificates

     (3) Distribution of principal to the related Class A Certificates, other than the Class A-I-IO Certificates, and subsequently, to the non-related Class A Certificates, other than the Class A-I-IO Certificates, to cover some realized losses

     (4) Reimbursement to the certificate insurer for prior draws made on the certificate guaranty insurance policy

     (5) Except on the first six distribution dates, distribution of additional principal to the related Class A Certificates, other than the Class A-I-IO Certificates, and subsequently, to the non-related Class A Certificates, other than the Class A-I-IO Certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached

     (6) Payment to the related Class A Certificates and subsequently, to the non-related Class A Certificates in respect of prepayment interest shortfalls

     (7) Payment to the Class A-II Certificates in respect of basis risk shortfalls, and

     (8)  Distribution of any remaining funds to the non-offered certificates

Advances: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.


Exhibit 1:


                A-I-IO Notional Balance

              =============================

               Period     Notional Balance
                  1        $410,599,000.00
                  2         380,115,000.00
                  3         351,891,000.00
                  4         325,762,000.00
                  5         301,570,000.00
                  6         279,174,000.00
                  7         258,439,000.00
                  8         239,242,000.00
                  9         221,470,000.00
                 10         205,017,000.00
                 11         189,785,000.00
                 12         175,684,000.00
                 13         162,629,000.00
                 14         150,543,000.00
                 15         139,355,000.00
                 16         128,997,000.00
                 17         119,408,000.00
                 18         110,531,000.00
                 19         102,313,000.00
                 20          94,706,000.00
                 21          87,664,000.00
                 22          81,145,000.00
                 23          75,110,000.00
                 24          69,523,000.00
                 25          64,351,000.00
                 26          59,564,000.00
                 27          55,132,000.00
                 28          51,030,000.00
                 29          47,233,000.00
                 30          43,718,000.00
                 31+                  0.00
              *Assumes a fixed coupon of
                  [2]%



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________



                                 Group I Sensitivity Analysis
                                         To 10% Call

Fixed / Adjustable HEP    0.00% /     11.50% /   17.25% /    23.00% /   28.75% /    34.50% /
                            0.00%      12.50%      18.75%     25.00%     31.25%      37.50%

Class A-I-1

DM @ 100.00 (ACT/360)        16.0       16.0        16.0       16.0       16.0        16.0
Avg. Life (yrs)             10.49       1.64        1.19       0.95       0.80        0.70
Mod. Duration (yrs)          9.32       1.62        1.18       0.94       0.80        0.70
Window                      1-197       1-39        1-27       1-21       1-17        1-15

Class A-I-2

Yield @ 100.00 (30/360)     3.264%     3.219%      3.192%     3.166%     3.141%      3.117%
Avg. Life (yrs)             17.97       3.80        2.60       2.00       1.63        1.38
Mod. Duration (yrs)         13.40       3.52        2.46       1.91       1.56        1.33
Window                     197-232      39-52      27-36       21-27      17-22       15-19

Class A-I-3

Yield @ 100.00 (30/360)     3.747%     3.718%      3.696%     3.675%     3.654%      3.633%
Avg. Life (yrs)             22.05       6.13        4.03       3.00       2.39        2.00
Mod. Duration (yrs)         14.77       5.37        3.67       2.79       2.25        1.89
Window                     232-296     52-104      36-64       27-47      22-37       19-30

Class A-I-4

Yield @ 100.00 (30/360)     4.533%     4.518%      4.503%     4.484%     4.466%      4.447%
Avg. Life (yrs)             26.35       11.40       7.24       5.00       3.85        3.10
Mod. Duration (yrs)         15.12       8.70        6.02       4.38       3.46        2.84
Window                     296-335     104-175     64-121      47-78      37-58       30-47

Class A-I-5

Yield @ 100.00(30/360)      5.456%     5.446%      5.438      5.426%     5.411%      5.396%
Avg. Life (yrs)             28.28       15.23      11.24       8.29       6.20        4.91
Mod. Duration (yrs)         14.15       10.13       8.22       6.51       5.13        4.20
Window                     335-340     175-184    121-137     78-104      58-82       47-67

Class A-I-6

Yield @ 100.00(30/360)      4.824%     4.806%      4.801%     4.797%     4.791%      4.783%
Avg. Life (yrs)             14.13       7.99        7.09       6.45       5.75        5.02
Mod. Duration (yrs)          9.78       6.40        5.81       5.38       4.89        4.35
Window                      37-340     37-184      37-137     37-104      37-82       37-67

Class A-I-IO

Yield @ 1.8041(30/360)      4.500%     4.500%      4.500%     4.500%     4.500%      4.500%
Mod. Duration (yrs)          0.81       0.81        0.81       0.81       0.81        0.81


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________





                                 Group I Sensitivity Analysis
                                         To Maturity

Fixed / Adjustable HEP    0.00% /     11.50% /   17.25% /   23.00% /    28.75% /    34.50% /
                            0.00%      12.50%     18.75%      25.00%     31.25%      37.50%

Class A-I-1

DM @ 100.00 (ACT/360)        16.0       16.0       16.0        16.0       16.0        16.0
Avg. Life (yrs)             10.49       1.64       1.19        0.95       0.80        0.70
Mod. Duration (yrs)          9.32       1.62       1.18        0.94       0.80        0.70
Window                      1-197       1-39       1-27        1-21       1-17        1-15

Class A-I-2

Yield @ 100.00 (30/360)     3.264%     3.219%     3.192%      3.166%     3.141%      3.117%
Avg. Life (yrs)             17.97       3.80       2.60        2.00       1.63        1.38
Mod. Duration (yrs)         13.40       3.52       2.46        1.91       1.56        1.33
Window                     197-232      39-52      27-36      21-27       17-22       15-19

Class A-I-3

Yield @ 100.00 (30/360)     3.747%     3.718%     3.696%      3.675%     3.654%      3.633%
Avg. Life (yrs)             22.05       6.13       4.03        3.00       2.39        2.00
Mod. Duration (yrs)         14.77       5.37       3.67        2.79       2.25        1.89
Window                     232-296     52-104      36-64      27-47       22-37       19-30

Class A-I-4

Yield @ 100.00 (30/360)     4.533%     4.518%     4.503%      4.484%     4.466%      4.447%
Avg. Life (yrs)             26.35       11.40      7.24        5.00       3.85        3.10
Mod. Duration (yrs)         15.12       8.70       6.02        4.38       3.46        2.84
Window                     296-335     104-175    64-121      47-78       37-58       30-47

Class A-I-5

Yield @ 100.00 (30/360)     5.460%     5.503%     5.507%      5.508%     5.495%      5.460%
Avg. Life (yrs)             28.91       18.61      13.90      10.40       7.69        5.72
Mod. Duration (yrs)         14.28       11.36      9.44        7.66       6.03        4.73
Window                     335-359     175-332    121-275     78-219     58-178      47-148

Class A-I-6

Yield @ 100.00 (30/360)     4.824%     4.806%     4.802%      4.798%     4.794%      4.792%
Avg. Life (yrs)             14.13       8.01       7.13        6.56       6.16        5.86
Mod. Duration (yrs)          9.78       6.40       5.83        5.45       5.17        4.95
Window                      37-357     37-329     37-272      37-217     37-178      37-146

Class A-I-IO

Yield @ 1.8041 (30/360)     4.500%     4.500%     4.500%      4.500%     4.500%      4.500%
Mod. Duration (yrs)          0.81       0.81       0.81        0.81       0.81        0.81



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________



                                Group II Sensitivity Analysis
                                         To 10% Call

Fixed / Adjustable HEP    0.00% /    11.50% /   17.25% /    23.00% /    28.75% /   34.50% /
                            0.00%     12.50%      18.75%      25.00%     31.25%      37.50%

Class A-II

DM @ 100.00 (ACT/360)       38.0       38.0        38.0        38.0       38.0        38.0
Avg. Life (yrs)             18.42      5.88        4.04        3.03       2.41        1.97
Mod. Duration (yrs)         14.67      5.32        3.77        2.89       2.32        1.91
Window                      1-339      1-182      1-126        1-94       1-74        1-60


                               Group II Sensitivity Analysis
                                         To Maturity

Fixed / Adjustable HEP    0.00% /    11.50% /   17.25% /    23.00% /    28.75% /   34.50% /
                            0.00%     12.50%      18.75%      25.00%     31.25%      37.50%

Class A-II

DM @ 100.00 (ACT/360)       38.1       39.7        40.3        40.5       40.5        40.5
Avg. Life (yrs)             18.49      6.26        4.37        3.29       2.61        2.14
Mod. Duration (yrs)         14.71      5.58        4.03        3.10       2.49        2.06
Window                      1-358      1-323      1-263       1-207       1-164      1-134

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________



Group II Net WAC Cap Analysis


Payment Date    Net WAC Cap (%)    Net WAC Cap Stress     Payment Date     Net WAC Cap (%)    Net WAC Cap Stress
------------    ----------------   -------------------    ------------     ----------------   ------------------
                (1) (2)            (%) (1) (3)                             (1) (2)            (%) (1) (3)
                -------            -----------                             -------            -----------

 10/25/2002           8.829             8.829         09/25/2006                8.185          13.587
 11/25/2002           7.973             7.973         10/25/2006                8.458          14.000  (4)
 12/25/2002           8.238             8.238         11/25/2006                8.186          13.587
 01/25/2003           7.971             7.971         12/25/2006                8.459          14.000  (4)
 02/25/2003           7.744             8.201         01/25/2007                8.187          13.588
 03/25/2003           8.575             9.077         02/25/2007                8.187          13.742
 04/25/2003           7.746             8.198         03/25/2007                9.065          14.000  (4)
 05/25/2003           7.873             8.655         04/25/2007                8.188          13.743
 06/25/2003           7.619             8.377         05/25/2007                8.461          14.000  (4)
 07/25/2003           7.875             8.657         06/25/2007                8.118          13.942
 08/25/2003           7.623             8.607         07/25/2007                8.389          14.000  (4)
 09/25/2003           7.624             8.609         08/25/2007                8.119          13.942
 10/25/2003           7.879             8.896         09/25/2007                8.120          13.942
 11/25/2003           7.626             8.610         10/25/2007                8.391          14.000  (4)
 12/25/2003           7.880             8.897         11/25/2007                8.121          13.942
 01/25/2004           7.626             8.610         12/25/2007                8.392          14.000  (4)
 02/25/2004           7.629             8.854         01/25/2008                8.122          13.944
 03/25/2004           8.156             9.465         02/25/2008                8.122          13.944
 04/25/2004           7.630             8.855         03/25/2008                8.683          14.000  (4)
 05/25/2004           7.885             9.333         04/25/2008                8.124          13.944
 06/25/2004           7.631             9.032         05/25/2008                8.395          14.000  (4)
 07/25/2004           7.886             9.333         06/25/2008                8.125          13.949
 08/25/2004           8.082            10.502         07/25/2008                8.396          14.000  (4)
 09/25/2004           8.082            10.503         08/25/2008                8.126          13.949
 10/25/2004           8.352            10.853         09/25/2008                8.126          13.949
 11/25/2004           8.083            10.504         10/25/2008                8.398          14.000  (4)
 12/25/2004           8.353            10.854         11/25/2008                8.127          13.949
 01/25/2005           8.084            10.505         12/25/2008                8.399          14.000  (4)
 02/25/2005           8.085            11.185         01/25/2009                8.129          13.948
 03/25/2005           8.952            12.385         02/25/2009                8.129          13.948
 04/25/2005           8.086            11.187         03/25/2009                9.001          14.000  (4)
 05/25/2005           8.356            11.743         04/25/2009                8.130          13.948
 06/25/2005           8.075            11.382         05/25/2009                8.402          14.000  (4)
 07/25/2005           8.345            11.762         06/25/2009                8.132          13.948
 08/25/2005           8.180            12.552         07/25/2009                8.403          14.000  (4)
 09/25/2005           8.180            12.553         08/25/2009                8.133          13.948
 10/25/2005           8.453            12.971         09/25/2009                8.133          13.948
 11/25/2005           8.181            12.553         10/25/2009                8.405          14.000  (4)
 12/25/2005           8.454            12.972         11/25/2009                8.135          13.948
 01/25/2006           8.182            12.554         12/25/2009                8.406          14.000  (4)
 02/25/2006           8.182            13.216         01/25/2010                8.136          13.948
 03/25/2006           9.059            14.000  (4)    02/25/2010                8.136          13.948
 04/25/2006           8.183            13.217         03/25/2010                9.009          14.000  (4)
 05/25/2006           8.456            13.703         04/25/2010                8.138          13.948
 06/25/2006           8.184            13.279         05/25/2010                8.410          14.000  (4)
 07/25/2006           8.457            13.721         06/25/2010                8.139          13.948
 08/25/2006           8.185            13.587         07/25/2010                8.411          14.000  (4)

(1) Net WAC Cap = (Group II Net Mortgage Interest Rate) / (Total Group II Certificate Balance) x (360/Actual # Days)

(2)  Assumes no losses, 10% cleanup call, 23% HEP and 25% HEP, and 6 month LIBOR
     and  1Year  CMT  remain  constant  at  1.815%  and  1.790%,   respectively.

(3) Assumes no losses, 10% cleanup call, 23% HEP and 25% HEP, and 6 month LIBOR and 1Year CMT both remain constant at 20%.

(4)  Capped at 14%


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________



       RAMP Series 2002-RS5 - Collateral Characteristics (Group I Loans)

                                 Summary Report

--------------------------------------------------------------------------------------------------------

                                       Expanded
                          Alternet     Criteria         Home Solution     Jumbo A     Seasoned     Total
                         Exceptions   Exceptions         Exceptions      Exceptions    Loans
                         (Subprime)    (Alt-A)      (1st Lien High LTV)

Shelf                       RASC         RALI              RAMP-RZ         RFMSI

--------------------------------------------------------------------------------------------------------

Percent of Total               4.91%       75.17%             2.81%        6.00%     11.11%     100.00%
Principal Balance ($)     20,166,859  308,657,745        11,517,843   24,637,915 45,619,396 410,599,758
Number of Loans                  190        1,878               104           65        277       2,514
Average Balance ($)          106,141      164,355           110,748      379,045    164,691     163,325

--------------------------------------------------------------------------------------------------------

WA Mortgage Rate (%)            9.46         8.10              8.14         7.02       9.28        8.23
WA Age (mos)                       3            1                 3            3         98          12
WA Original Maturity (mos)       296          338               206          356        352         335

--------------------------------------------------------------------------------------------------------

WA Credit Score                  634          675               721          678        664         673
WA Original LTV (%)*           91.51        86.53             99.67        78.71      76.13       85.52

--------------------------------------------------------------------------------------------------------

Purchase (%)                   29.32        68.57             70.64        40.96      61.18       64.22
Equity

Refinance (%)                  58.46        22.60             13.76        35.89      19.46       24.56
Rate/Term

Refinance (%)                  12.21         8.83             15.60        23.15      19.36       11.21

--------------------------------------------------------------------------------------------------------
Prepayment Penalty (%)         80.61        44.20             55.21         0.00       2.66       39.03
--------------------------------------------------------------------------------------------------------

Serviced by HomeComings       100.00        94.80            100.00        80.85      14.03       85.39

--------------------------------------------------------------------------------------------------------

Current (%)                    99.66       100.00            100.00       100.00      96.53       99.60
30 to 59 Days

Delinquent (%)                  0.34         0.00              0.00         0.00       3.47        0.40
60 to 89 Days

Delinquent (%)                  0.00         0.00              0.00         0.00       0.00        0.00

--------------------------------------------------------------------------------------------------------

*With  respect  to  Group  I  Loans  secured  by  second  liens,   the  combined
loan-to-value ratio is used for this table and throughout this prospectus supplement.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________




                 Credit Score Distribution of the Group I Loans

                            Number of  Current Principal      % of Current
Range of Credit Scores        Loans         Balance        Principal Balance
----------------------        -----         -------        --------- -------
499 or less                      7         $872,737               0.21%
500 to 519                      11        1,345,343               0.33
520 to 539                      24        2,175,270               0.53
540 to 559                      26        3,545,790               0.86
560 to 579                      27        4,239,678               1.03
580 to 599                      38        5,424,417               1.32
600 to 619                     124       21,922,441               5.34
620 to 639                     413       66,515,575              16.20
640 to 659                     417       68,003,303              16.56
660 to 679                     416       71,338,986              17.37
680 to 699                     290       49,256,962              12.00
700 to 719                     240       39,166,459               9.54
720 to 739                     164       26,126,730               6.36
740 to 759                     120       19,312,270               4.70
760 or greater                 188       30,169,266               7.35
Subtotal with Credit         2,505     $409,415,225              99.71%
Scores:
Not Available (1)                9        1,184,533               0.29
-----------------                -        ---------               ----
Total:                       2,514     $410,599,758             100.00%

(1) Group I Loans indicated as having a Credit Score that is "not available" include mortgage Loans where the Credit Score was not provided by the related seller and Group I Loans where no credit history can be obtained for the related mortgagor.


        Original Mortgage Loan Principal Balances of the Group I Loans

                                                              % of Current
Original Mortgage           Number of  Current Principal       Principal
Amount ($)                    Loans         Balance             Balance
----------                    -----         -------             -------
0 to 100,000                   787      $54,906,515              13.37%
100,001 to 200,000           1,035      147,397,566             35.90
200,001 to 300,000             438      103,147,813             25.12
300,001 to 400,000             150       51,300,200             12.49
400,001 to 500,000              63       27,565,512              6.71
500,001 to 600,000              21       11,147,466              2.71
600,001 to 700,000              12        7,477,931              1.82
700,001 to 800,000               2        1,484,393              0.36
800,001 to 900,000               2        1,717,059              0.42
900,001 to 1,000,000             3        2,956,101              0.72
1,400,001 to 1,500,000           1        1,499,202              0.37
----------------------           -        ---------              ----
Total:                       2,514     $410,599,758              100.00%


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________


                   Net Mortgage Rates of the Group I Loans
                                                              % of Current
Net Mortgage                Number of  Current Principal       Principal
Rate (%)                      Loans         Balance             Balance
--------                      -----         -------             -------
5.500 to 5.999                   4          $983,338                0.24%
6.000 to 6.499                  97        21,595,752               5.26
6.500 to 6.999                 328        61,194,490              14.90
7.000 to 7.499                 344        56,447,298              13.75
7.500 to 7.999                 445        70,634,838              17.20
8.000 to 8.499                 680       108,527,492              26.43
8.500 to 8.999                 319        54,861,930              13.36
9.000 to 9.499                 106        11,900,450               2.90
9.500 to 9.999                  79        12,520,419               3.05
10.000 to 10.499                56         6,640,829               1.62
10.500 to 10.999                32         3,965,421               0.97
11.000 to 11.499                11           594,295               0.14
11.500 to 11.999                 5           284,760               0.07
12.000 to 12.499                 2           215,246               0.05
12.500 to 12.999                 3           154,096               0.04
13.500 to 13.999                 1            21,340               0.01
14.500 to 14.999                 1            52,172               0.01
17.000 to 17.499                 1             5,592               0.01
----------------                 -             -----               ----
Total:                       2,514      $410,599,758              100.00%


                     Mortgage Rates of the Group I Loans
                                                              % of Current
Mortgage                    Number of  Current Principal       Principal
Rate (%)                      Loans         Balance             Balance
--------                      -----         -------             -------
5.500 to 5.999                   1         $159,942                 0.04%
6.000 to 6.499                   7        1,735,553                0.42
6.500 to 6.999                 165       36,646,884                8.93
7.000 to 7.499                 354       60,619,687               14.76
7.500 to 7.999                 389       62,326,316               15.18
8.000 to 8.499                 403       66,043,892               16.08
8.500 to 8.999                 724      117,343,147               28.58
9.000 to 9.499                 185       30,968,413                7.54
9.500 to 9.999                 104       12,805,349                3.12
10.000 to 10.499                65        8,809,276                2.15
10.500 to 10.999                69        9,318,214                2.27
11.000 to 11.499                21        2,222,659                0.54
11.500 to 11.999                13          839,574                0.20
12.000 to 12.499                 6          312,406                0.08
12.500 to 12.999                 2          215,246                0.05
13.000 to 13.499                 2          112,930                0.03
13.500 to 13.999                 1           41,166                0.01
14.500 to 14.999                 1           21,340                0.01
15.000 to 15.499                 1           52,172                0.01
18.000 to 18.499                 1            5,592                0.01
----------------                 -            -----                ----
Total:                       2,514     $410,599,758               100.00%

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________



               Original Loan-to-Value Ratios of the Group I Loans
                                                              % of Current
Original Loan-to-Value      Number of  Current Principal       Principal
Ratio (%)                     Loans         Balance             Balance
---------                     -----         -------             -------
0.01 to 50.00                   53       $6,309,035                1.54%
50.01 to 55.00                  18        2,105,647                0.51
55.01 to 60.00                  34        6,649,876                1.62
60.01 to 65.00                  50        8,912,901                2.17
65.01 to 70.00                  96       16,285,396                3.97
70.01 to 75.00                 171       33,527,511                8.17
75.01 to 80.00                 604      104,851,833               25.54
80.01 to 85.00                  96       14,769,773                3.60
85.01 to 90.00                 335       56,185,923               13.68
90.01 to 95.00                 730      118,728,208               28.92
95.01 to 100.00                225       28,199,516                6.87
100.01 to 110.00               102       14,074,139                3.43
----------------               ---       ----------                ----
Total:                       2,514     $410,599,758              100.00%


     Geographical Distribution of Mortgaged Properties of the Group I Loans

                                                              % of Current
                            Number of  Current Principal       Principal
State                         Loans         Balance             Balance
-----                         -----         -------             -------
California                     255      $56,056,760               13.65%
Florida                        338       46,014,584               11.21
New York                       133       32,189,289                7.84
Illinois                       180       29,549,241                7.20
New Jersey                     120       24,804,451                6.04
Arizona                        145       24,080,611                5.86
Texas                          146       17,460,430                4.25
Colorado                        72       14,807,543                3.61
Nevada                          81       13,364,177                3.25
Georgia                         81       12,814,283                3.12
Virginia                        63       12,694,658                3.09
Other (1)                      900      126,763,732               30.87
---------                      ---      -----------               -----
Total:                       2,514     $410,599,758              100.00%

(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.


                   Mortgage Loan Purpose of the Group I Loans

                                                              % of Current
Loan                        Number of  Current Principal       Principal
Purpose                       Loans         Balance             Balance
-------                       -----         -------             -------
Purchase                      1,628      $263,705,460             64.22%
Equity Refinance                623       100,853,187             24.56
Rate/Term Refinance             263        46,041,112             11.21
-------------------             ---        ----------             -----
Total:                        2,514      $410,599,758            100.00%


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________


                      Occupancy Types of the Group I Loans
                                                              % of Current
                            Number of  Current Principal       Principal
Occupancy                     Loans         Balance             Balance
---------                     -----         -------             -------
Primary Residence             2,203     $374,753,147              91.27%
Non Owner-occupied              295       33,059,913               8.05
Second/Vacation                  16        2,786,697               0.68
---------------                  --        ---------               ----
Total:                        2,514     $410,599,758             100.00%

                  Mortgaged Property Types of the Group I Loans

                                                                    % of Current
                                  Number of   Current Principal       Principal
Property Type                       Loans          Balance             Balance
-------------                       -----          -------             -------
Single-family detached               1,708    $265,552,797               64.67%
Planned Unit Developments              364      71,658,131               17.45
(detached)
Two- to four-family units              253      50,109,437               12.20
Condo Low-Rise (less than 5            110      12,232,817                2.98
stories)
Planned Unit Developments               27       5,127,936                1.25
(attached)
Manufactured Home                       26       2,302,398                0.56
Townhouse                               18       2,068,775                0.50
Condo High-Rise (9 stories or            3         535,967                0.13
more)
Co-op                                    2         430,217                0.10
Leasehold                                1         348,609                0.08
Condo Mid-Rise (5 to 8 stories)          2         232,675                0.06
-------------------------------          -         -------                ----
Total:                               2,514    $410,599,758              100.00%

             Mortagage Loan Documentation Types of the Group I Loans
                                                              % of Current
                            Number of  Current Principal       Principal
Documentation Type            Loans         Balance             Balance
------------------            -----         -------             -------
Reduced Documentation          1,702    $279,643,171               68.11%
Full Documentation               812     130,956,587               31.89
------------------               ---     -----------               -----
Total:                         2,514    $410,599,758              100.00%

                  Prepayment Penalty Terms of the Group I Loans
                                                              % of Current
Prepayment Penalty          Number of  Current Principal       Principal
Term                          Loans         Balance             Balance
----                          -----         -------             -------
None                          1,457     $250,338,414               60.97%
12 Months                       424       78,476,732               19.11
24 Months                        17        2,579,609                0.63
36 Months                       313       39,705,332                9.67
60 Months                       297       37,932,378                9.24
Other (1)                         6        1,567,292                0.38
---------                         -        ---------                ----
Total:                        2,514     $410,599,758              100.00%


(1)  Not 0, 12, 24,36 of 60 months and not more than 60 months.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________


       RAMP Series 2002-RS5 - Collateral Characteristics (Group II Loans)
                                 Summary Report

----------------------------------------------------------------------------------------------------------

                           Alternet     Expanded Criteria     Jumbo A         Seasoned         Total
                          Exceptions       Exceptions        Exceptions         Loans
                          (Subprime)         (Alt-A)
Shelf                        RASC             RALI             RFMSI

----------------------------------------------------------------------------------------------------------

Percent of Total                 58.91%             1.68%            8.14%          31.28%        100.00%
Principal Balance ($)        94,134,043         2,679,729       13,002,301      49,984,667    159,800,740
Number of Loans                     693                16               38             597          1,344
Average Balance ($)             135,836           167,483          342,166          83,726        118,899

----------------------------------------------------------------------------------------------------------

WA Mortgage Rate (%)               9.07              7.18             6.31            9.33           8.90
WA Age (months)                       2                 7                4              70             23
WA Original
Maturity
(months)                            360               360              360             360            360

----------------------------------------------------------------------------------------------------------

WA Margin (%)                      8.33              4.17             2.78            5.49           6.92
WA Lifetime Cap (%)               15.17             12.45            11.70           15.89          15.07
WA Next Rate
Adj.

(months)                             25                29               44               5             20
WA Rate Reset

Frequency (months)                    6                 7               11               8              7

----------------------------------------------------------------------------------------------------------


WA Credit Score                     623               685              718             598            624
WA Original

LTV (%)                           94.20             75.73            79.62           77.36          87.44

----------------------------------------------------------------------------------------------------------

Purchase (%)                      44.20             64.37            44.67           49.25          46.16
Equity Refinance (%)              51.00             35.63            39.44           36.74          45.34
Rate/Term

Refinance (%)                      4.81              0.00            15.89           14.01           8.51

----------------------------------------------------------------------------------------------------------
Prepayment Penalty (%)            87.42             30.27             0.00           37.97          63.88
----------------------------------------------------------------------------------------------------------

Serviced by HomeComings           99.92             76.56            26.03           19.47          68.35

----------------------------------------------------------------------------------------------------------

Current (%)                       99.61            100.00           100.00           96.88          98.79
30 to 59 Days

Delinquent (%)                     0.39              0.00             0.00            3.12           1.21
60 to 89 Days

Delinquent (%)                     0.00              0.00             0.00            0.00           0.00

----------------------------------------------------------------------------------------------------------


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________


                 Credit Score Distribution of the Group II Loans

                                                                    % of Current
Credit                            Number of   Current Principal       Principal
Score                               Loans         Balance             Balance
-----                               -----         --------            -------
499 or less                            32       $2,534,882                1.59%
500 to 519                             50        5,065,160                3.17
520 to 539                             83        6,983,301                4.37
540 to 559                             80        8,026,132                5.02
560 to 579                             89        8,821,381                5.52
580 to 599                            167       20,450,436               12.80
600 to 619                            197       24,112,375               15.09
620 to 639                            215       26,480,513               16.57
640 to 659                            161       19,120,677               11.97
660 to 679                            116       14,350,004                8.98
680 to 699                             45        6,893,184                4.31
700 to 719                             40        4,586,009                2.87
720 to 739                             21        4,614,582                2.89
740 to 759                             14        1,343,625                0.84
760 or greater                         32        6,091,512                3.81
Subtotal with Scores                1,342      159,473,772               99.80%
Not Available (1)                       2         $326,969                0.20
-----------------                       -         ---------              -----
Total:                              1,344     $159,800,740              100.00%

(1) Group I Loans indicated as having a Credit Score that is "not available" include mortgage Loans where the Credit Score was not provided by the related seller and Group I Loans where no credit history can be obtained for the related mortgagor.


         Original Mortgage Loan Principal Balances of the Group II Loans
                                                                    % of Current
Original Mortgage                 Number of   Current Principal       Principal
Amount ($)                          Loans         Balance             Balance
----------                          ------        --------            -------
0 to 100,000                          678     $42,466,284                26.57%
100,001 to 200,000                    505      69,009,061                43.18
200,001 to 300,000                    100      23,683,540                14.82
300,001 to 400,000                     34      11,328,985                 7.09
400,001 to 500,000                     19       8,438,329                 5.28
500,001 to 600,000                      5       2,705,076                 1.69
600,001 to 700,000                      1         668,108                 0.42
700,001 to 800,000                      1         748,883                 0.47
800,001 to 900,000                      1         752,474                 0.47
------------------                      -         -------                 ----
Total:                              1,344    $159,800,740               100.00%

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________



                    Net Mortgage Rates of the Group II Loans

                                                                    % of Current
Net Mortgage                      Number of   Current Principal       Principal
Rate (%)                            Loans         Balance             Balance
--------                            ------        --------            -------
3.500 to 3.999                          1         $153,329               0.10%
4.000 to 4.499                          4          547,576               0.34
4.500 to 4.999                         11          790,009               0.49
5.000 to 5.499                         26        5,584,490               3.49
5.500 to 5.999                         20        6,244,539               3.91
6.000 to 6.499                         28        6,083,684               3.81
6.500 to 6.999                         54        8,142,042               5.10
7.000 to 7.499                        101       13,149,945               8.23
7.500 to 7.999                        113       14,881,302               9.31
8.000 to 8.499                        188       24,029,022              15.04
8.500 to 8.999                        197       23,609,768              14.77
9.000 to 9.499                        220       24,295,459              15.20
9.500 to 9.999                        142       13,311,455               8.33
10.000 to 10.499                      134       11,500,608               7.20
10.500 to 10.999                       46        3,684,582               2.31
11.000 to 11.499                       39        2,676,816               1.68
11.500 to 11.999                       12          638,411               0.40
12.000 to 12.499                        4          242,133               0.15
12.500 to 12.999                        1           60,972               0.04
13.000 to 13.499                        3          174,599               0.11
----------------                        -          -------               ----
Total:                              1,344     $159,800,740             100.00%


                      Mortgage Rates of the Group II Loans

                                                                    % of Current
Mortgage                          Number of   Current Principal       Principal
Rate (%)                            Loans          Balance            Balance
--------                            ------         -------            -------
4.000 to 4.499                          1         $153,329                0.10%
4.500 to 4.999                          5          626,230                0.39
5.000 to 5.499                         11          819,535                0.51
5.500 to 5.999                         27        6,442,090                4.03
6.000 to 6.499                         22        6,826,663                4.27
6.500 to 6.999                         22        4,182,790                2.62
7.000 to 7.499                         44        6,894,958                4.31
7.500 to 7.999                        108       14,547,557                9.10
8.000 to 8.499                         93       11,934,692                7.47
8.500 to 8.999                        190       24,398,189               15.27
9.000 to 9.499                        189       22,599,883               14.14
9.500 to 9.999                        233       25,421,514               15.91
10.000 to 10.499                      142       14,411,479                9.02
10.500 to 10.999                      138       12,133,576                7.59
11.000 to 11.499                       52        4,076,823                2.55
11.500 to 11.999                       41        2,901,536                1.82
12.000 to 12.499                       16          857,418                0.54
12.500 to 12.999                        5          285,953                0.18
13.000 to 13.499                        2          111,927                0.07
13.500 to 13.999                        2          129,702                0.08
14.000 to 14.499                        1           44,896                0.03
----------------                        -           ------                ----
Total:                              1,344     $159,800,740              100.00%

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________


               Original Loan-to-Value Ratios of the Group II Loans

                                                                    % of Current
Original Loan-to-Value            Number of   Current Principal       Principal
Ratio (%)                           Loans          Balance             Balance
---------                           -----          -------             -------
0.01 to 50.00                          30       $2,559,057                1.60%
50.01 to 55.00                         12        1,125,268                0.70
55.01 to 60.00                         18        1,718,237                1.08
60.01 to 65.00                         36        3,918,001                2.45
65.01 to 70.00                         81        6,817,130                4.27
70.01 to 75.00                        116       10,817,498                6.77
75.01 to 80.00                        224       28,436,666               17.80
80.01 to 85.00                         97       11,168,165                6.99
85.01 to 90.00                        211       24,740,465               15.48
90.01 to 95.00                        141       19,380,118               12.13
95.01 to 100.00                       371       48,357,873               30.26
100.01 to 105.00                        7          762,264                0.48
----------------                        -          -------                ----
Total:                              1,344     $159,800,740              100.00%



     Geographical Distribution of Mortgaged Properties of the Group II Loans

                                                                    % of Current
                                  Number of   Current Principal       Principal
State                               Loans         Balance             Balance
-----                               ------        --------            -------
California                            107      $21,384,376               13.38%
Texas                                 154       12,000,079                7.51
Florida                               102       10,350,744                6.48
North Carolina                         83       10,141,285                6.35
Georgia                                78        9,753,159                6.10
Colorado                               38        7,248,412                4.54
Michigan                               57        6,092,602                3.81
Ohio                                   54        5,382,515                3.37
Illinois                               46        5,323,911                3.33
Arizona                                31        4,969,378                3.11
Other (1)                             594       67,154,280               42.02
---------                             ---       ----------               -----
Total:                              1,344     $159,800,740              100.00%

(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.


                   Mortgage Loan Purpose of the Group II Loans

                                                                    % of Current
Loan                              Number of   Current Principal       Principal
Purpose                             Loans         Balance             Balance
-------                             ------        --------            -------
Purchase                              632       $73,757,462              46.16%
Equity Refinance                      603        72,449,100              45.34
Rate/Term Refinance                   109        13,594,178               8.51
-------------------                   ---        ----------               ----
Total:                              1,344      $159,800,740             100.00%

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________


                      Occupancy Types of the Group II Loans

                                                                    % of Current
                                  Number of   Current Principal       Principal
Occupancy                           Loans         Balance             Balance
---------                           ------        --------            -------
Primary Residence                    1,222     $148,636,289              93.01%
Non Owner-occupied                     105        7,890,512               4.94
Second/Vacation                         17        3,273,940               2.05
---------------                         --        ---------               ----
Total:                               1,344     $159,800,740             100.00%



                 Mortgaged Property Types of the Group II Loans
                                                                    % of Current
                                  Number of   Current Principal       Principal
Property Type                       Loans         Balance             Balance
-------------                       ------        --------            -------
Single-family detached               1,104    $127,056,695               79.51%
Planned Unit Developments               90      16,369,977               10.24
(detached)
Condo Low-Rise (less than 5             56       6,770,409                4.24
stories)
Two- to four-family units               50       5,121,298                3.20
Townhouse                               20       1,910,894                1.20
Planned Unit Developments               16       1,871,308                1.17
(attached)
Condo High-Rise (9 stories or            3         508,885                0.32
more)
Manufactured Home                        5         191,273                0.12
-----------------                        -         -------                ----
Total:                               1,344    $159,800,740              100.00%



            Mortagage Loan Documentation Types of the Group II Loans
                                                                    % of Current
                                  Number of   Current Principal       Principal
Documentation Type                  Loans         Balance             Balance
------------------                  ------        --------            -------
Full Documentation                  1,056      $119,658,126              74.88%
Reduced Documentation                 286        40,046,356              25.06
Stated Documentation                    2            96,259               0.06
--------------------                    -            ------               ----
Total:                              1,344      $159,800,740             100.00%



                 Prepayment Penalty Terms of the Group II Loans
                                                                    % of Current
Prepayment Penalty                Number of   Current Principal       Principal
Term                                Loans         Balance             Balance
----                                ------        --------            -------
None                                  515      $57,719,728               36.12%
12 Months                              52        6,190,686                3.87
24 Months                             353       49,708,019               31.11
36 Months                             405       43,741,046               27.37
48 Months                               1          116,757                0.07
60 Months                               9          753,029                0.47
Other (1)                               9        1,571,476                0.98
---------                               -        ---------                ----
Total:                              1,344     $159,800,740              100.00%

(1)  Not 0, 12, 24, 36, 48 or 60 months and no more than 60 months.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________



                   Index Types of the Group II Mortgage Loans

                                                                  % of Current
                                  Number of   Current Principal      Principal
Index Type                          Loans         Balance             Balance
----------                          ------        --------            -------
1 Month LIBOR                           5         $626,230                0.39%
6 Month LIBOR                       1,125      132,058,380               82.64
1 Year LIBOR                           15        5,650,070                3.54
6 Month Treasury                        1          153,329                0.10
1 Year Treasury                       192       20,516,855               12.84
11th District Cost of Funds             6          795,876                0.50
---------------------------             -          -------                ----
Total:                              1,344     $159,800,740              100.00%


                Maximum Mortgage Rates (%) of the Group II Loans
                                                                    % of Current
Maximum Mortgage Rates (%)        Number of   Current Principal       Principal
Term                                Loans         Balance             Balance
----                                ------        --------            -------
10.000 to 10.999                        9       $2,501,469                1.57%
11.000 to 11.999                       29        8,597,445                5.38
12.000 to 12.999                       41        8,382,907                5.25
13.000 to 13.999                      123       16,273,065               10.18
14.000 to 14.999                      254       33,521,626               20.98
15.000 to 15.999                      404       47,454,878               29.70
16.000 to 16.999                      271       26,390,105               16.51
17.000 to 17.999                      134       11,585,583                7.25
18.000 to 18.999                       62        4,170,181                2.61
19.000 to 19.999                       16          877,879                0.55
20.000 to 20.999                        1           45,601                0.03
----------------                        -           ------                ----
Total:                              1,344     $159,800,740              100.00%


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________



              Next Interest Rate Adjustment Date of the Group II Loans

Next Interest Rate Adjustment                                       % of Current
Date                              Number of   Current Principal       Principal
Term                                Loans         Balance             Balance
----                                ------        --------            -------
October 2002                          105       $9,940,657                6.22%
November 2002                          36        3,931,105                2.46
December 2002                          76        6,158,119                3.85
January 2003                           69        5,534,918                3.46
February 2003                          85        7,298,389                4.57
March 2003                             99        7,089,859                4.44
April 2003                             19        1,755,020                1.10
May 2003                               22        1,643,753                1.03
June 2003                              31        2,355,682                1.47
July 2003                              26        1,920,035                1.20
August 2003                            22        1,796,438                1.12
September 2003                         11          949,567                0.59
January 2004                            3          237,569                0.15
February 2004                           2          290,340                0.18
March 2004                              3          468,182                0.29
April 2004                              9        1,716,456                1.07
May 2004                               27        3,733,006                2.34
June 2004                              63        9,900,040                6.20
July 2004                             198       25,956,144               16.24
August 2004                           186       26,841,762               16.80
September 2004                         12        2,089,535                1.31
December 2004                           1           75,614                0.05
January 2005                            1           17,013                0.01
February 2005                           3          745,937                0.47
March 2005                              1           48,318                0.03
April 2005                              8        1,983,522                1.24
May 2005                                6          733,555                0.46
June 2005                              21        4,988,091                3.12
July 2005                              76        8,731,487                5.46
August 2005                            98       14,073,310                8.81
September 2005                          4          349,650                0.22
October 2006                            1           11,037                0.01
February 2007                           1          481,728                0.30
April 2007                              6        2,347,293                1.47
May 2007                                3          984,339                0.62
June 2007                               4        1,619,281                1.01
July 2007                               1          351,330                0.22
August 2007                             5          652,659                0.41
-----------                             -          -------                ----
Total:                              1,344     $159,800,740              100.00%


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________



                       Note Margin (%) of the Group II Loans

                                                                    % of Current
Note Margin (%)                   Number of   Current Principal       Principal
Term                                Loans         Balance             Balance
----                                ------        --------            -------
2.000 to 2.499                         26       $8,216,741                5.14%
2.500 to 2.999                         46        9,529,249                5.96
3.000 to 3.499                         22        2,241,635                1.40
3.500 to 3.999                          9        1,057,746                0.66
4.000 to 4.499                         16        1,468,312                0.92
4.500 to 4.999                         48        4,148,414                2.60
5.000 to 5.499                        123       13,069,393                8.18
5.500 to 5.999                        116        9,448,588                5.91
6.000 to 6.499                        113       10,753,943                6.73
6.500 to 6.999                        130       13,289,973                8.32
7.000 to 7.499                        114       12,527,690                7.84
7.500 to 7.999                        102       12,817,963                8.02
8.000 to 8.499                         92       11,857,591                7.42
8.500 to 8.999                        110       14,469,860                9.05
9.000 to 9.499                        123       16,316,051               10.21
9.500 to 9.999                        102       12,866,917                8.05
10.000 to 10.499                       30        3,636,622                2.28
10.500 to 10.999                       17        1,636,931                1.02
11.000 to 11.499                        4          386,150                0.24
11.500 to 11.999                        1           60,972                0.04
----------------                        -           ------                ----
Total:                              1,344     $159,800,740              100.00%


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan

                                                     Computational Materials for
                                                      RAMP Series 2002-RS5 Trust
________________________________________________________________________________



                                    Contacts
                                    --------


North American ABS and Conduits        Syndicate/Sales Desk
-------------------------------
                           Phone                                       Phone
                           -----                                       -----
 NY:  Chris Schiavone      834-5372    NY:      Brian McDonald         834-4154
      Tom Roh              834-5936             Randall Outlaw         834-4154
      Philip Li            834-5033             Stacey Mitchell        834-4154
      Chance Hart          834-5715
      Phillip Chun         834-5435             Jens Hofmann 011-44-207-779-2322
      Fred Hubert          834-5170

Asset-Backed Trading
--------------------

                           Phone
                           -----
 NY:  Peter Basso          834-3720
      John Lennon          834-3720








          ------------------------------------------------------------

                                  Please Direct
                        All Questions and Orders to the:
                                 Syndicate Desk

                            Brian McDonald (x4-4154)
                            Randall Outlaw (x4-4154)

          ------------------------------------------------------------



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JPMorgan